The change to a holding company structure described in this document involves securities of a Japanese company. The offer is subject to disclosure requirements of Japan that are different from those of the United States. Financial statements included in this document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in Japan and some or all of its officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than in connection with the transformation to a holding company structure, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese-language original for reference purposes only. In the event of any conflict or discrepancy between this document and the Japanese-language original, the Japanese-language original shall prevail in all respects.

The 141st Ordinary General Meeting of Shareholders

Reference Documents for the General Meeting of Shareholders
<Supplement>

Proposal No. 4      Establishment of Sole Parent Company Through Share Transfer

Details of stock acquisition rights

(Notice of Convocation P. 25-26, Appendix 2-(i)-1 through Appendix 2-(xiii)-2 of “Share Transfer Plan”)

The Chugoku Bank, Limited

Securities code: 8382

Share Transfer Plan Appendix 2-(i)-1

First Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

First Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from August 1, 2009 until July 31, 2039.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

July 31, 2009

End

Share Transfer Plan Appendix 2-(i)-2

First Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

First Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until July 31, 2039.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights

(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.
(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(ii)-1

Second Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

Second Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from August 3, 2010 until August 2, 2040.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

August 2, 2010

End

Share Transfer Plan Appendix 2-(ii)-2

Second Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

Second Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until August 2, 2040.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.

(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.
(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(iii)-1

Third Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

Third Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from August 2, 2011 until August 1, 2041.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

August 1, 2011

End

Share Transfer Plan Appendix 2-(iii)-2

Third Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

Third Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until August 1, 2041.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights

(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.
(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(iv)-1

Fourth Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

Fourth Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from August 4, 2012 until August 3, 2042.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

August 3, 2012

End

Share Transfer Plan Appendix 2-(iv)-2

Fourth Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

Fourth Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until August 3, 2042.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights

(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(v)-1

Fifth Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

Fifth Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from August 3, 2013 until August 2, 2043.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

August 2, 2013

End

Share Transfer Plan Appendix 2-(v)-2

Fifth Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

Fifth Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until August 2, 2043.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights

(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(vi)-1

Sixth Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

Sixth Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from August 5, 2014 until August 4, 2044.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

August 4, 2014

End

Share Transfer Plan Appendix 2-(vi)-2

Sixth Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

Sixth Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until August 4, 2044.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights

(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(vii)-1

Seventh Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

Seventh Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from July 31, 2015 until July 30, 2045.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

July 30, 2015

End

Share Transfer Plan Appendix 2-(vii)-2

Seventh Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

Seventh Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until July 30, 2045.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights

(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(viii)-1

Eighth Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

Eighth Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from August 3, 2016 until August 2, 2046.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

August 2, 2016

End

Share Transfer Plan Appendix 2-(viii)-2

Eighth Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

Eighth Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until August 2, 2046.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights

(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(ix)-1

Ninth Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

Ninth Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from August 3, 2017 until August 2, 2047.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

August 2, 2017

End

Share Transfer Plan Appendix 2-(ix)-2

Ninth Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

Ninth Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until August 2, 2047.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights

(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(x)-1

10th Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

10th Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from August 4, 2018 until August 3, 2048.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

August 3, 2018

End

Share Transfer Plan Appendix 2-(x)-2

10th Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

10th Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until August 3, 2048.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights

(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(xi)-1

11th Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

11th Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from August 3, 2019 until August 2, 2049.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

August 2, 2019

End

Share Transfer Plan Appendix 2-(xi)-2

11th Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

11th Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until August 2, 2049.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.
(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(xii)-1

12th Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

12th Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from July 31, 2020 until July 30, 2050

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

July 30, 2020

End

Share Transfer Plan Appendix 2-(xii)-2

12th Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

12th Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until July 30, 2050.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.
(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

Share Transfer Plan Appendix 2-(xiii)-1

13th Stock Acquisition Rights of The Chugoku Bank, Limited

1.       Name of stock acquisition rights:

13th Stock Acquisition Rights of The Chugoku Bank, Limited

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Bank.

In the event the Bank carries out a share split or a share consolidation of the Bank’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Bank carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Bank may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

The payment amount shall be the amount calculated by multiplying the number of shares to be acquired upon the exercise of one unit of stock acquisition rights by the option value per one share calculated using the Black-Scholes model as of the stock acquisition rights allocation date. However, a Director shall offset the compensation claims he or she holds with respect to the Bank against such payment amount in lieu of a payment of money pursuant to Article 246(2) of the Companies Act, and a payment of money shall not be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from July 30, 2021 until July 29, 2051.

However, when the last day of the rights exercise period falls on a holiday of the Bank, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Bank, or if the Board of Directors of the Bank has found that he/she engaged in actions that significantly damage the relationship of trust with the Bank.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Bank and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Bank conducts a merger (limited to mergers in which the Bank is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

July 29, 2021

End

Share Transfer Plan Appendix 2-(xiii)-2

13th Stock Acquisition Rights of Chugin Financial Group, Inc.

1.       Name of stock acquisition rights:

13th Stock Acquisition Rights of Chugin Financial Group, Inc.

2.       Type and number of shares to be acquired by the stock acquisition rights

The number of shares to be acquired upon the exercise of one unit of stock acquisition rights shall be 100 shares of common stock of the Company.

In the event the Company carries out a share split or a share consolidation of the Company’s common stock, the number of granted shares shall be adjusted according to the following formula.

Number of granted shares after adjustment = number of shares before adjustment × ratio of share split or share consolidation

In case the above number of granted shares needs to be adjusted due to the Company carrying out a merger, company split, share exchange, or share transfer (collectively, a “Merger, etc.”), or carrying out a gratis allotment of shares, the Company may adjust the number of granted shares within a reasonable scope after considering the conditions, etc. of the Merger, etc. or gratis allotment. However, any fractions of less than one share that occur due to the adjustments up to the preceding point shall be rounded down.

3.       Whether it is necessary to pay money in exchange for the stock acquisition rights

No payment of money shall be required.

4.       The value of property to be contributed upon the exercise of the stock acquisition rights

The value shall be equal to the amount of one yen (i.e., the per-share amount of payment for the stock issued or transferred by exercising the stock acquisition right) multiplied by the number of granted shares.

5.       Exercise period of the stock acquisition rights

The period from October 3, 2022 until July 29, 2051.

However, when the last day of the rights exercise period falls on a holiday of the Company, the last day shall be the preceding business day.

6.	Matters relating to capital and capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights
(i)	The amount of capital to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be half the amount of the upper limit for an increase in capital, etc. that is calculated in accordance with Article 17(1) of the Regulations on Corporate Accounting. Any resulting amount less than one yen shall be rounded up to the nearest yen.
(ii)	The amount of the capital reserve to be increased in the case of issuance of shares upon exercise of the stock acquisition rights shall be the upper limit for a capital, etc. increase less the amount of the capital increase prescribed in (i) above.

7.       Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s Board of Directors is required to acquire stock acquisition rights by transfer.

8.       Rounding-down of fractions

Any fraction of less than one share in the number of shares to be delivered to the holder of stock acquisition rights shall be rounded down.

9.       Conditions on the exercise of the stock acquisition rights

(i)	The holder of stock acquisition rights may only exercise his/her stock acquisition rights during the period of ten days commencing from the day after he/she lost his/her position as Director of the Company and Director of The Chugoku Bank.
(ii)	The holder of stock acquisition rights may not exercise his/her stock acquisition rights where any of the following cases apply.
(a)	If the holder of stock acquisition rights was dismissed as a Director of the Company or Director of The Chugoku Bank.
(b)	If the holder of stock acquisition rights falls under Article 333(1)(iii) or (iv) of the Companies Act.
(c)	If the holder of stock acquisition rights has violated the stock acquisition rights allocation agreement with the Company, or if the Board of Directors of the Company has found that he/she engaged in actions that significantly damage the relationship of trust with the Company.
(d)	If the holder of stock acquisition rights has made a written offer to relinquish all or part of the stock acquisition rights.
(iii)	If the holder of stock acquisition rights will exercise stock acquisition rights, he/she shall exercise all of the stock acquisition rights that he/she holds at once.
(iv)	If the holder of stock acquisition rights has died, his/her heir(s) may exercise his/her stock acquisition rights. The conditions on such exercise of the stock acquisition rights by an heir shall be as provided in the agreement set forth in (v) below.

(v)	Other conditions shall be as provided in the “stock acquisition rights allocation agreement” executed between the Company and the holder of stock acquisition rights pursuant to a resolution of the Board of Directors.

10.       Matters concerning delivery of stock acquisition rights in conjunction with reorganization

If the Company conducts a merger (limited to mergers in which the Company is dissolved), an absorption-type split, a consolidation-type split, a share exchange, or a share transfer (collectively, “Reorganization”), the holders of stock acquisition rights that are still extant when the Reorganization takes effect (“Remaining Stock Acquisition Rights”) shall each be delivered stock acquisition rights in the stock companies set forth in Article 236(1)(viii)(a) through (e) of the Companies Act (“Companies Subject to Reorganization”) based on the conditions below. In such a case, the Remaining Stock Acquisition Rights shall dissolve, and the Companies Subject to Reorganization shall newly issue stock acquisition rights. However, this shall only apply if the delivery of stock acquisition rights in the Companies Subject to Reorganization, with the following conditions, has been provided for in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type split agreement, consolidation-type split plan, share exchange agreement, or share transfer plan.

(i)	The number of stock acquisition rights of the Companies Subject to Reorganization to be delivered

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each stock acquisition rights holder.

(ii)	Type of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The type shall be common stock of the Companies Subject to Reorganization.

(iii)	Number of shares of the Companies Subject to Reorganization to be acquired by the stock acquisition rights

The number obtained by reasonably adjusting the number of shares to be acquired by the stock acquisition rights upon consideration of the conditions, etc. of the Reorganization. However, any fractions of less than one share that occur due to the adjustments shall be rounded down.

(iv)	The value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of stock acquisition rights shall be the amount obtained by multiplying the number of shares to be acquired by the stock acquisition rights by the adjusted post-reorganization exercise price, upon consideration of the conditions, etc. of the Reorganization.

(v)	Exercise period of the stock acquisition rights

The period from the later of the commencement date of the exercise period of the stock acquisition rights prescribed in 5 above or the effective date of the Restructuring until the expiration date of the exercise period of the stock acquisition rights prescribed in 5 above.

(vi)	Restrictions on acquisition of stock acquisition rights by transfer

The approval by a resolution of the board of directors of the Companies Subject to Reorganization is required for the acquisition of stock acquisition rights by transfer.

11.       Stock acquisition rights allotment date

October 3, 2022

End

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